                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K
                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                                AUGUST 9, 1999
                               (Date of Report)
                Date of earliest event reported: August 6, 1999


                         MERKERT AMERICAN CORPORATION
            (Exact name of Registrant as specified in its charter)



                                   DELAWARE
                (State or other jurisdiction of incorporation)


        0-24667                                          04-3411833
(Commission File Number)                   (I.R.S. Employer Identification No.)

           490 TURNPIKE STREET
               CANTON, MA                                                02021
(Address of principal executive offices)                              (Zip Code)


              Registrant's telephone number, including area code:
                                (781) 828-4800

ITEM 5.   OTHER EVENTS.

On August 6, 1999, Merkert American issued a press release announcing financial information regarding its second quarter results which is attached as
Exhibit 99.1 and incorporated by reference herein.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)  Financial Statements of Business Acquired:         Not Applicable

(b)  Pro Forma Financial Information:                   Not Applicable

(c)  Exhibits:

     99.1 Press Release

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:   August 6, 1999        MERKERT AMERICAN CORPORATION



                              By: /s/ Gerald R. Leonard
                                  ------------------------------------
                                  Gerald R. Leonard
                                  Chief Executive Officer and President

                                 EXHIBIT INDEX
                                 -------------


Exhibit
-------

99.1 Press Release